UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2008

LAS PALMAS MOBILE ESTATES
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52397 (Commission File Number)	88-0409170 (IRS Employer Identification No.)

44489 Town Center Way, #D-234, Palm Desert, California 92260-2789
(Address of principal executive offices) (Zip Code)

(702) 248-1027
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 26, 2008, Las Palmas Mobile Estates (“we,” “us,” or “our”) executed a share exchange agreement (the “Share Exchange Agreement”) with Advanced Fiberglass Technologies, Inc., a Wisconsin corporation (“AFT”), and Jamie Lee Mancl, Jennifer Lynn Mancl and Integritas, Inc. (the “AFT Shareholders”).  The Share Exchange Agreement is attached herewith as Exhibit 10.1.  Holders of a majority of our issued and outstanding stock have approved the entry into the Share Exchange Agreement.  We have filed a Preliminary Information Statement on Schedule 14C with the Securities and Exchange Commission on June 27, 2008 that describes AFT and its operations more fully.

The Share Exchange Agreement provides that we will receive all of the issued and outstanding shares of AFT from AFT’s stockholders in exchange for 28,750,000 shares of our common stock.  AFT will then be our wholly-owned subsidiary.  The Share Exchange Agreement requires, as conditions to closing, that: (i) we appoint five new directors to our Board of Directors effecting a change of control of our company; (ii) our existing sole officer and director resigns; (iii) we cancel 21,750,000 shares of our common stock; (iv) we merge our wholly-owned subsidiary into our Company; (v) we change our name to “Energy Composites Corporation”; and (vi) we increase our authorized capital.

The following table illustrates the effects of the Share Exchange Agreement on the capital structure of our company:

Pre-Acquisition:
Shares outstanding	33,000,000

Acquisition:
Shares issued	28,750,000
Shares cancelled	21,750,000

Post-Acquisition:
Shares outstanding	40,000,000	100%
Shares owned by LPME stockholders	11,250,000	28%
Shares owned by AFT stockholders and assigns	28,750,000	72%

In anticipation of the Share Exchange Agreement, we incorporated a wholly-owned subsidiary in Nevada and appointed AFT’s chief executive officer as the president of that subsidiary.  Our wholly-owned subsidiary entered into a contract with a North Carolina company to fabricate and install composite materials worth approximately $80,000 in May 2008.  We subcontracted the work to AFT who subsequently completed the project.

Item 9.01                                Financial Statements and Exhibits

Regulation S-K Number	Document
2.1	Share Exchange Agreement dated July 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS PALMAS MOBILE ESTATES
June 27, 2008	By: /s/ Diana L. Hassan Diana L. Hassan President

Financial Statements and Exhibits

Regulation S-K Number	Document
2.1	Share Exchange Agreement dated July 26, 2008.